Exhibit 99.2



FOR IMMEDIATE RELEASE
---------------------

                  ACTV, Inc. Reports 2003 First Quarter Results

NEW YORK, NY - May 15, 2003 -- ACTV, Inc. (Nasdaq: IATV), a digital media company specializing in interactive television and enhanced media technologies, today reported results for the three months ended March 31, 2003 and 2002.

2003 First Quarter Financial Results

Revenues for the first quarter 2003 were $2.3 million, compared with $3.2 million in the first quarter 2002.

ACTV's net loss for the three months ended March 31, 2003 was $(5.4) million or $(0.10) per basic share versus net income of $0.5 million or $0.01 per basic share, respectively in 2002. Results for the three-month period ending March 31, 2003 included a restructuring charge of $1.0 million, related to employee severance. Results for the three-month period ending March 31, 2002 included a non-cash benefit of $6.0 million, related to a reduction in option-based compensation expense.

About ACTV, INC.
----------------

ACTV, Inc. (Nasdaq: IATV) is a digital media company providing proprietary technologies, tools, and technical and creative services for interactive TV advertising, personalized programming applications and enhanced media. For more information, visit www.actv.com.

For more information contact:

ACTV, Inc.
----------
Christopher Cline
Senior Vice President & CFO
ACTV, Inc.
(Investors)
212-497-7000
ir@actv.com

This news release contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements which are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to, product and service demand and acceptance, changes in technology, economic conditions, the impact of competition and pricing, government regulation, and other risks defined in this document and in statements filed from time to time with the Securities and Exchange Commission. All such forward-looking statements, whether written or oral, and whether made by or on behalf of the companies, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the companies disclaim any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.

                                      # # #

                           ACTV, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS

                                                                                                   DECEMBER 31,
                                                                              MARCH 31, 2003           2002
                                                                             ------------------   ----------------
                                                                                (Unaudited)
                                   ASSETS
Current assets:
  Cash and cash equivalents                                                  $      22,643,506    $    23,813,611
  Short-term investments                                                            21,181,683         23,997,246
  Accounts receivable-net                                                            1,202,579          1,947,866
  Other                                                                              1,843,410          1,932,721
                                                                             ------------------   ----------------
    Total current assets                                                            46,871,178         51,691,444

Property and equipment-net                                                           2,922,270          3,578,176

Other assets:
  Restricted cash                                                                      484,913            484,913
  Investment in warrant                                                              2,534,090          2,655,681
  Investments--other                                                                  5,747,776          5,783,697
  Patents and patents pending                                                        8,846,297          8,835,376
  Software development costs                                                         4,536,725          4,730,223
  Goodwill                                                                             935,701            935,701
  Other                                                                                 81,385             79,961
                                                                             ------------------   ----------------
    Total other assets                                                              23,166,887         23,505,552
                                                                             ------------------   ----------------
      Total assets                                                           $      72,960,335    $    78,775,172
                                                                             ==================   ================

                    LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable and accrued expenses                                      $       1,830,623    $       944,179
  Deferred revenue                                                                   3,805,426          3,879,960
                                                                             ------------------   ----------------
      Total current liabilities                                                      5,636,049          4,824,139

Deferred revenue                                                                    62,441,873         63,346,826
Minority interest                                                                           --            366,940

Stockholders' equity:
  Common stock, $0.10 par value, 200,000,000 shares authorized: issued and outstanding 55,881,047 at March 31, 2003, and 55,877,545 at December 31,
    2002                                                                             5,588,105          5,587,755
  Stockholder loans                                                                    (82,999)           (82,999)
  Additional paid-in capital                                                       311,392,934        311,392,444
  Accumulated deficit                                                             (312,015,627)      (306,659,933)
                                                                             ------------------   ----------------
    Total stockholders' equity                                                       4,882,413         10,237,267
                                                                             ------------------   ----------------

      Total liabilities and stockholders' equity                             $      72,960,335    $    78,775,172
                                                                             ==================   ================


                           ACTV, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                                                                           THREE MONTHS
                                                                                         ENDED MARCH 31,
                                                                              ---------------------------------------
                                                                                           2003                2002
                                                                              ------------------   ------------------
Revenue                                                                       $       2,259,515    $       3,186,421
Costs and expenses:
  Selling, general and administrative expenses                                        5,918,561            6,050,416
  Depreciation and amortization                                                       1,085,535            1,305,461
  Restructuring charge                                                                1,001,237                   --
  Stock-based compensation income                                                            --           (6,002,831)
                                                                              ------------------   ------------------
    Total costs and expenses                                                          8,005,333            1,353,046
                                                                              ------------------   ------------------

(Loss)/income from operations                                                        (5,745,818)           1,833,375

Interest income                                                                         180,696              288,540

Other expense                                                                          (157,512)          (2,459,873)
                                                                              ------------------   ------------------

Loss before minority interest and cumulative effect of accounting change             (5,722,634)            (337,958)

Minority interest-subsidiaries                                                          366,940              788,816

                                                                              ------------------   ------------------
Net (loss)/income                                                              $     (5,355,694)    $        450,858
                                                                              ------------------   ------------------

Net (loss)/income per share:
  Basic
    Basic net (loss)/income per share                                          $          (0.10)    $           0.01
                                                                              ------------------   ------------------
  Diluted
    Diluted net (loss)/income per share                                        $          (0.10)    $           0.01
                                                                              ------------------   ------------------

Shares used in basic calculations                                                    55,879,101           55,883,934
Shares used in diluted calculations                                                  55,879,101           56,862,945